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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2005

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26126 (Commission File Number)	58-2142225 (IRS Employee Identification No.)
5655 Spalding Drive, Norcross, GA (Address of Principal Executive Offices)		30092 (Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On April 27, 2005, we issued a press release regarding our financial results for the quarter ended April 3, 2005. The full text of the press release is attached hereto as Exhibit 99.1. On May 5, 2005, we issued a press release to correct a computational error in the diluted GAAP earnings per share amount for the quarter ended April 3, 2005. The full text of the press release is attached hereto as Exhibit 99.2.

        Certain of the information set forth in the press release may be considered non-GAAP financial measures. We are reporting pro forma results for net income and earnings per share in addition to, and not as a substitute for, financial measures calculated in accordance with GAAP.

        The financial results that we report on the basis of GAAP include substantial cash and non-cash charges and tax benefits related to our numerous acquisitions over the past three years. We are presenting pro forma financial information in the press release because we believe that the information is a beneficial supplemental disclosure to investors in analyzing and assessing our past and future performance. We believe the pro forma financial information is useful because, among other things, by eliminating the effect of one-time acquisition and integration costs and the related tax benefits, it provides an indication of the profitability and cash flows of the acquired businesses.

        Our pro forma financial information, excluding acquisition related amortization and other similar costs, is limited because it does not reflect the entirety of our business costs. Therefore, we encourage investors to consider carefully our results under GAAP, as well as our pro forma disclosures and the reconciliation between these presentations to more fully understand our business. Reconciliations between our GAAP results and the pro forma information are presented in the tables attached to our press release and also on our web site (www.serologicals.com) under the Investor Relations tab.

Item 9.01. Financial Statements and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits.

Exhibit	Description
99.1	Serologicals Corporation press release dated April 27, 2005
99.2	Serologicals Corporation press release dated May 5, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ HAROLD W. INGALLS
Name:	Harold W. Ingalls
Title:	Vice President of Finance and Chief Financial Officer

Date: May 5, 2005

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EXHIBIT INDEX

Number	Description
99.1	Serologicals Corporation press release dated April 27, 2005
99.2	Serologicals Corporation press release dated May 5, 2005

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EXHIBIT INDEX